

<ARTICLE>                     5
<LEGEND>
     This schedule contains summary financial information extracted from the company's October 31, 1998 Quarterly Report Form 10-Q and is qualified in its entirety by reference to such financial statements.
</LEGEND>
<MULTIPLIER>                                   1,000,000

<PERIOD-TYPE>                   6-MOS
<FISCAL-YEAR-END>                              APR-30-1999
<PERIOD-END>                                   OCT-31-1998
<CASH>                                         123
<SECURITIES>                                   0
<RECEIVABLES>                                  351<F1>
<ALLOWANCES>                                   0  <F1>
<INVENTORY>                                    538
<CURRENT-ASSETS>                               1,036
<PP&E>                                         666
<DEPRECIATION>                                 384
<TOTAL-ASSETS>                                 1,671
<CURRENT-LIABILITIES>                          530
<BONDS>                                        42
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       10
<OTHER-SE>                                     864
<TOTAL-LIABILITY-AND-EQUITY>                   1,671
<SALES>                                        1,024
<TOTAL-REVENUES>                               1,024
<CGS>                                          494<F2>
<TOTAL-COSTS>                                  494<F2>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             6
<INCOME-PRETAX>                                165
<INCOME-TAX>                                   60
<INCOME-CONTINUING>                            105
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   105
<EPS-PRIMARY>                                  1.51<F3>
<EPS-DILUTED>                                  1.51<F4>

<F1>Accounts receivable is shown net of allowance for doubtful accounts.
    Allowance for doubtful accounts has not changed materially from the April 30, 1998 balance.
<F2>Includes excise taxes of $128 million.
<F3>Represents Basic EPS, calculated in accordance with SFAS No. 128.
<F4>Represents Diluted EPS, calculated in accordance with SFAS No. 128.


